EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C SECTION 1350
In connection with the Annual Report of iPass Inc. (the “Company”) on Form 10-K for the period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Karen Willem, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 13, 2015	By:	/S/ KAREN WILLEM
Karen Willem Senior Vice President and Chief Financial Officer (Principal Financial Officer)
This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of iPass Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.